SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


                       Registrant, State of Incorporation,       I.R.S Employer
Commission File No.      Address, and Telephone Number        Identification No.
-------------------   ------------------------------------    ------------------

      1-15467                Vectren Corporation                  35-2086905
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000

      1-16739          Vectren Utility Holdings, Inc.             35-2104850
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 26, 2005, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three month period ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 and the supporting financial statements and schedules are furnished as Exhibit 99.2 to this current report.

Vectren  Corporation is the parent  Company of Vectren  Utility  Holdings,  Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-3.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION
                                          VECTREN UTILITY HOLDINGS, INC.

April 27, 2005


                                          By:  /s/ M. Susan Hardwick
                                          --------------------------------------
                                          M. Susan Hardwick
                                          Vice President and Controller



                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 2.02:



 Exhibit Number      Description
 --------------      -----------

      99.1 Press Release - Vectren Corporation Announces First Quarter 2005 Results and Reaffirms 2005 Earnings Guidance

      99.2           Supporting Financial Statements and Schedules

      99.3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995